SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - October 23, 2001
                                ----------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                        000-26068              95-4405754
         --------                        ---------              ----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation or Organization)      File Number)         Identification No.)



55 South Lake Avenue, Pasadena, California                            91101
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(Address of Principal Executive Offices)                           (Zip Code)



       Registrant's telephone number, including area code: (626) 396-8300
                                                           --------------



                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report



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Item 5.  Other Events.

     This Form 8-K/A amends the Form 8-K dated October 23, 2001 and filed on October 26, 2001 by Acacia Research Corporation ("Acacia"). The Form 8-K included a press release ("Press Release") filed as Exhibit 99.1, describing Acacia's recently declared stock dividend. This Form 8-K/A is being filed solely to reflect that the Form 8-K was filed under Item 5 rather than under Item 9 as previously indicated. The Press Release is not being amended and is attached hereto as Exhibit 99.1.



Item 7.  Exhibits.

           (a)      Not Applicable.

           (b)      Not Applicable.

           (c)      Exhibits.

                    Exhibit 99.1
                    ------------

                    Press Release dated October 23, 2001 of the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    ACACIA RESEARCH CORPORATION


Date:  October 29, 2001              By: /s/  Paul R. Ryan
                                      ----------------------------------------
                                     Name:  Paul R. Ryan
                                     Title: Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------



    Exhibit Number                          Description
    --------------                          ------------

        99.1           Press Release dated October 23, 2001, of the Registrant.